Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

Dated as of June 8, 2015

to

CREDIT AGREEMENT

Dated as of February 6, 2013

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of June 8, 2015 by and among API Technologies Corp., a Delaware corporation (the “Borrower”), the Lenders party hereto and Guggenheim Corporate Funding, LLC, as Agent for each member of the Lender Group (in such capacity, together with its successors and assigns, the “Agent”), under that certain Credit Agreement, dated as of February 6, 2013, by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that (a) the Lenders and the Agent agree to certain amendments to the Credit Agreement and (b) certain Lenders (the “Amendment No. 3 Incremental Lenders”) make available to the Borrower a term loan in an aggregate principal amount equal to $85 million (the “Amendment No. 3 Incremental Term Loan”);

WHEREAS, (a) the Borrower, the Lenders party hereto and the Agent have agreed to such amendments and (b) the Amendment No. 3 Incremental Lenders have agreed to provide their Pro Rata Share of the Amendment No. 3 Incremental Term Loan, in each case, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendment No. 3 Incremental Term Loan. Subject to the terms and conditions of this Amendment, on the Amendment No. 3 Effective Date (as defined below), each Amendment No. 3 Incremental Lender agrees (severally, not jointly or jointly and severally) to make the Amendment No. 3 Incremental Term Loan to Borrower in an amount equal to 98.5% of such Amendment No. 3 Incremental Lender’s commitment as set forth in Annex I hereto. Notwithstanding the fact that the Amendment No. 3 Incremental Term Loan may be issued at a discount, all payments and calculations hereunder shall be based on the aggregate amount of the Amendment No. 3 Incremental Term Loan. Notwithstanding anything to the contrary in the Credit Agreement, each Lender hereby consents to the incurrence of the Amendment No. 3 Incremental Term Loan and for the Amendment No. 3 Incremental Term Loan to be treated in the same manner as the Term Loan made on the Closing Date for all purposes of the Credit Agreement and references to Term Loan and Term Loan Amount shall be deemed to include the Amendment No. 3 Incremental Term Loan, except as expressly provided herein to the contrary. For the avoidance of doubt, the Amendment No. 3 Incremental Term Loan shall have the same maturity date as the Term Loan and shall share ratably in all mandatory and optional prepayments, including, without limitation, amortization based on the “Amortization Percentage” for each Fiscal Quarter; provided, that the Amendment No. 3 Incremental Lenders hereby agree to waive any amortization payment that would otherwise be due on May 31, 2015 in respect of the Amendment No. 3 Incremental Term Loan. The Amendment No. 3 Incremental Term Loan shall be made in the same manner as described in Section 2.3 of the Credit Agreement.

2. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“Applicable Margin” means (a) from the Amendment No. 3 Effective Date until the date that is six months after the Amendment No. 3 Effective Date, 6.50% for Base Rate Loans and 7.50% for LIBOR Rate Loans and (b) from the date that is six months after the Amendment No. 3 Effective Date, 7.50% for Base Rate Loans and 8.50% for LIBOR Rate Loans; provided, that Agent may, in its sole discretion, increase each such Applicable Margin by the amount of basis points that the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”) average has increased on or prior to the Amendment No. 3 Effective Date since the execution of the Amendment No. 3 Incremental Commitment Letter (e.g., a 26 basis point increase in the Index equals a 26 basis points increase in the Applicable Margin).

(b) Clause (iv) of the definition of “Consolidated EBITDA” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“(iv) adjustments for cost savings in connection with the Aeroflex Acquisition that are realized or reasonably expected to be realized within 12 months of the related actions (which cost savings shall be calculated on a pro forma basis as though such cost savings had been realized on the first day of such period); provided, that such adjustments shall be subject to an aggregate cap of (a) $1.4 million for the Test Period ending May 31, 2015; (b) $1.05 million for the Test Period ending August 31, 2015; (c) $700,000 for the Test Period ending November 30, 2015; (d) $350,000 for the Test Period ending February 29, 2016; and (e) $0 for any Test Period thereafter, in each case, in the aggregate for all such Test Periods;”

(c) The following sentence shall be added to the end of the definition of “Consolidated EBITDA”:

“For purposes of calculating Consolidated EBITDA for any period which includes historical amounts in respect of the Aeroflex Acquired Entities, the Consolidated EBITDA for such Aeroflex Acquired Entities shall be deemed to be the amounts set forth in the grid below in respect of the relevant fiscal period:

Fiscal Quarter Ending	Acquired Business Consolidated EBITDA
May 31, 2014	$3,100,500
August 31, 2014	$887,000
November 30, 2014	$4,288,000
February 28, 2015	$2,474,000

(d) The definition of “Permitted Acquisition” set forth in Schedule 1.1 of the Credit Agreement shall be amended to add the following sentence to the end of the definition:

“Notwithstanding anything herein to the contrary, the Aeroflex Acquisition shall constitute a Permitted Acquisition hereunder.”

(e) The definition of “Prepayment Premium” set forth in Schedule 1.1 of the Credit Agreement is restated in its entirety as follows:

“Prepayment Premium” means with respect to prepayment pursuant to Section 2.4(d), Section 2.4(e)(i), Section 2.4(e)(ii) and Section 2.4(e)(iv) of the Agreement:

(a) with respect to the Term Loan,

(i) from and after the Amendment No. 3 Effective Date through the date that is six months after the Amendment No. 3 Effective Date, 3.00% of the Term Loan Amount prepaid;

(ii) from and after the date that is six months after the Amendment No. 3 Effective Date and on or prior to the date that is 18 months after the Amendment No. 3 Effective Date, 5.00% of the Term Loan Amount prepaid;

(iii) from and after the date that is 18 months after the Amendment No. 3 Effective Date and on or prior to the date that is 30 months after the Amendment No. 3 Effective Date, 3.00% of the Term Loan Amount prepaid;

(iv) from and after the date that is 30 months after the Amendment No. 3 Effective Date and on or prior to the date that is 42 months after the Amendment No. 3 Effective Date, 1.00% of the Term Loan Amount prepaid;

(v) from and after the date that is 42 months after the Amendment No. 3 Effective Date, 0.0% of the Term Loan Amount prepaid.

(b) with respect to the Amendment No. 3 Incremental Term Loan only, any prepayment on or prior to the date that is six months after the Amendment No. 3 Effective Date shall require a prepayment fee payable to the Amendment No. 3 Incremental Lenders equal to the amount of interest that would have been due pursuant to the terms of this Agreement if such portion of the Amendment No. 3 Incremental Term Loan had not been paid until the six month anniversary of the Amendment No. 3 Effective Date (reduced by any interest payments in respect of the Amendment No. 3 Incremental Term Loan made prior to the date of such prepayment, but not reduced by any other Prepayment Premium or additional prepayment fees otherwise payable to the Amendment No. 3 Incremental Lenders hereunder).

(c) an additional prepayment fee in connection with any Term Loan prepayment (including, for the avoidance of doubt, any Term Loan made prior to the Amendment No. 3 Effective Date and any Amendment No. 3 Incremental Term Loan) on or prior to the date that is six months after the Amendment No. 3 Effective Date in an amount equal to 1.75% of the Term Loan Amount prepaid (up to $85 million in the aggregate) (provided, that for the avoidance of doubt, any Term Loan Amount prepaid in excess of $85 million shall not be subject to the additional prepayment fee due pursuant to this paragraph (c) in the definition of “Prepayment Premium”), which fee shall be shared among such Amendment No. 3 Incremental Lenders based on the percentage of the Amendment No. 3 Incremental Term Loan held by each such Amendment No. 3 Incremental Lender immediately prior to such prepayment.

(f) Schedule 1.1 of the Credit Agreement is amended to include the following new definitions alphabetically therein:

“Aeroflex Acquired Entities” means, collectively, Aeroflex / Inmet, Inc. and Aeroflex / Weinschel, Inc. and any of their respective Subsidiaries.

“Aeroflex Acquisition” means the Borrower’s acquisition of the Aeroflex Acquired Entities pursuant to the Aeroflex Acquisition Agreement.

“Aeroflex Acquisition Agreement” mean that certain Stock Purchase Agreement, dated as of April 23, 2015, by and between Aeroflex Microelectronic Solutions, Inc. and the Borrower.

“Amendment No. 3” means that certain Amendment No. 3 to the Credit Agreement, dated as of the Amendment No. 3 Effective Date, by which the Lenders agreed to amend certain provisions of this Agreement and certain Lenders agreed to advance to the Borrower the Amendment No. 3 Incremental Term Loan.

“Amendment No. 3 Effective Date” means the date on which each of the conditions precedent set forth in Amendment No. 3 is satisfied.

“Amendment No. 3 Incremental Commitment Letter” means that certain Commitment Letter, dated as of April 23, 2015 by and among the Borrower, the Agent and the Amendment No. 3 Incremental Lenders.

“Amendment No. 3 Incremental Lender” means each lender who provides a portion of the Amendment No. 3 Incremental Term Loans on the Amendment No. 3 Effective Date.

“Amendment No. 3 Incremental Term Loan” means a term loan in an aggregate principal amount equal to $85 million made to the Borrower on the Amendment No. 3 Effective Date on the terms and conditions set forth in Amendment No. 3.

(g) Section 7(a) of the Credit Agreement shall be restated in its entirety as follows:

Interest Coverage Ratio. Have an Interest Coverage Ratio, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
1.50:1.00	For the one quarter period ending on February 28, 2013
1.70:1.00	For the two quarter period ending on May 31, 2013
1.90:1.00	For the three quarter period ending on August 31, 2013
1.90:1.00	For the Test Period ending on November 30, 2013
2.10.1.00	For the Test Period ending on February 28, 2014
2.10.1.00	For the Test Period ending on May 31, 2014
2.10.1.00	For the Test Period ending on August 31, 2014
2.10.1.00	For the Test Period ending on November 30, 2014
2.20.1.00	For the Test Period ending on February 28, 2015
1.90.1.00	For the Test Period ending on May 31, 2015
1.90.1.00	For the Test Period ending on August 31, 2015
1.90.1.00	For the Test Period ending on November 30, 2015
1.90:1.00	For the Test Period ending on February 29, 2016
1.95:1.00	For the Test Period ending on May 31, 2016
2.00:1.00	For the Test Period ending on August 31, 2016
2.05:1.00	For the Test Period ending on November 30, 2016
2.10:1.00	For the Test Period ending on February 28, 2017
2.15:1.00	For the Test Period ending on May 31, 2017
2.20:1.00	For the Test Period ending on August 31, 2017
2.25:1.00	For the Test Period ending on November 30, 2017
2.30:1.00	For the Test Period ending on February 28, 2018

(h) Section 7(c) of the Credit Agreement restated in its entirety as follows:

Leverage Ratio. Have a Leverage Ratio, measured on a quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Applicable Ratio	Test Period Ending
5.65:1.00	February 28, 2013
5.65:1.00	May 31, 2013
5.50:1.00	August 31, 2013
5.50:1.00	November 30, 2013
5.75:1.00	February 28, 2014
5.50:1.00	May 31, 2014
5.50:1.00	August 31, 2014
5.50:1.00	November 30, 2014
5.25:1.00	February 28, 2015
5.50:1.00	May 31, 2015
5.25:1.00	August 31, 2015
5.25:1.00	November 30, 2015
5.00:1.00	February 29, 2016
5.00:1.00	May 31, 2016
5.00:1.00	August 31, 2016
5.00:1.00	November 30, 2016
4.75:1.00	February 28, 2017
4.75:1.00	May 31, 2017
4.50:1.00	August 31, 2017
4.50:1.00	November 30, 2017
4.25:1.00	February 28, 2018

3. Conditions to Effectiveness. The effectiveness of this Amendment and any making of the Amendment No. 3 Incremental Term Loan is subject to the following conditions precedent on or prior to July 15, 2015:

(a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, each of the Lenders, each of the Amendment No. 3 Incremental Lenders and the Agent.

(b) The Agent shall have received counterparts of the Consent and Reaffirmation substantially in the form attached as Exhibit A hereto duly executed by each Loan Party.

(c) The Aeroflex Acquisition shall have been consummated in accordance with the terms of the Aeroflex Acquisition Agreement, without giving effect to any waiver, modification, consent or amendment thereto, or in respect thereof, that is materially adverse to the interests of Agent or the Lenders in their respective capacities as such without the consent of the Agent.

(d) The Agent shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented prior to the Amendment No. 3 Effective Date, certified by the Secretary or other authorized officer of such Loan Party; provided, however, that such certificate may certify that the Governing Documents of such Loan Party have not changed since delivered to the Agent on the Closing Date, Amendment No. 1 Effective Date or Amendment No. 2 Effective Date, as applicable.

(e) The Agent shall have received a solvency certificate from the Chief Financial Officer of the Borrower, in form and substance satisfactory to the Agent, certifying to the solvency of Borrower and its Subsidiaries on a consolidated basis.

(f) The Agent shall have received an opinion of the Loan Parties’ counsel in form and substance satisfactory to the Agent in each of the following jurisdictions: Delaware; Maryland; New York; Pennsylvania; and Canada.

(g) To the extent applicable, the Agent shall have received a certificate of status with respect to the Borrower, dated within 30 days of the Amendment No. 3 Effective Date, such certificate shall (i) be issued by the appropriate officer of the Borrower’s jurisdiction of organization, and (ii) indicate that the Borrower is in good standing in such jurisdiction.

(h) The Borrower shall have paid in full all fees due and payable under that certain fee letter, dated as of April 23, 2015, among the Borrower and Agent, including, without limitation, to Agent for the account of each Lender that provides its consent to this Amendment No. 3, an amendment fee (the “Amendment Fee”) equal to 0.50% of such Lender’s outstanding Term Loan as of the Amendment No. 3 Effective Date, which Amendment Fee shall be earned by, and due and payable to, each such Lender on the initial funding of the Amendment No. 3 Incremental Term Loan.

(i) The Loan Parties shall have paid all Lender Group Expenses outstanding and/or incurred in connection with the transactions evidenced by this Amendment and requested by Agent to be paid, in each case, to the extent invoiced at least two Business Days prior to the Amendment No. 3 Effective Date.

(j) There shall not have occurred a Material Adverse Effect; it being understood that “Material Adverse Effect” for purposes hereof means “any change, occurrence, circumstance or event that, individually or together with other changes, occurrences, circumstances or events, has a material adverse effect on the business, results of operations or financial condition of the Acquired Companies, taken as a whole, provided that none of the following shall be taken into account when determining whether or not a Material Adverse Effect has occurred: (a) any change in economic conditions in any of the markets or geographical areas in which either of the Acquired Companies operate or the financial, banking, currency or capital markets in general (whether in the United States or any other country or in any international market) or changes in currency exchange rates or currency fluctuations; (b) any conditions generally affecting any of the industries in which either of the Acquired Companies operate; (c) acts of God or other calamities, national or international political or social actions or conditions, including the engagement by any country in hostilities, whether commenced before or after the date of this Agreement, and whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack; (d) changes in Law, GAAP or other applicable accounting standards or interpretations thereof; (e) any failure to meet internal projections, public estimates or expectations with respect to either of the Acquired Companies; (f) the resignation or termination of any employee of either of the Acquired Companies; (g) the announcement of, or the taking of any action expressly contemplated by, this Agreement and the other agreements contemplated hereby, including by reason of the identity of Buyer or any communication by Buyer regarding the plans or intentions of Buyer with respect to the conduct of the business of either of the Acquired Companies; or (h) the effect of any matter set forth on Schedule 1.1 to this Agreement; provided, however, that the exceptions set forth in clauses (a), (b) and (c) shall not apply to the extent that the Acquired Companies, taken as a whole, are disproportionately affected thereby relative to other companies of comparable size in the same industries and geographies in which the Acquired Companies operate”, with all capitalized terms used in such definition having the definitions ascribed to such terms in the Aeroflex Acquisition Agreement.

(k) The Specified Representations and the Acquisition Agreement Representations (each as defined below) shall be true and correct in all material respects (or in the case of any representations and warranties qualified by materiality, shall be true and correct in all respects) as of the Amendment No. 3 Effective Date. “Specified Representations” means the representations in the Credit Agreement relating to corporate or other organizational existence, organizational power and authority of the Loan Parties (solely as they relate to due authorization, execution, delivery and performance of this Amendment and the related Consent and Reaffirmation); due authorization, execution, delivery and enforceability (in each case solely relating to the entering into and performance of this this Amendment and the related Consent and Reaffirmation); perfection of liens; solvency as of the Closing Date (after giving effect to the Aeroflex Acquisition and the incurrence Amendment No. 3 Incremental Term Loan) of the Borrower and its subsidiaries, on a consolidated basis; no conflicts of this Amendment and the related Consent and Reaffirmation with any Governing Documents; compliance with laws; margin stock; governmental regulation; PATRIOT Act; and OFAC. “Acquisition Agreement Representations” means such representations made by or with respect to the Aeroflex Acquired Business as are material to the interests of the Lenders, but only to the extent that Borrower or any of its affiliates has the right to terminate the Borrower’s or such affiliate’s obligations under the Aeroflex Acquisition Agreement or decline to consummate the Aeroflex Acquisition as a result of a breach of such representations in the Aeroflex Acquisition Agreement.

(l) No default or event of default under the Loan Documents shall have occurred or shall result from the making of Amendment the No. 3 Incremental Term Loan by the Amendment No. 3 Incremental Lenders and the consummation of the Aeroflex Acquisition.

(m) The Borrower shall have delivered or caused to be delivered to the Agent or its counsel each stock certificate representing the Borrower’s ownership of the Aeroflex Acquired Entities and stock powers relating thereto.

(n) The Agent shall have received, at least three Business Days prior to the Amendment No. 3 Effective Date, all documentation and other information with respect to the Borrower, its subsidiaries and/or the Aeroflex Acquired Business that is requested by the Agent at least ten Business Days prior to the Amendment No. 3 Effective Date and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

(o) The Agent shall have received a certificate of the Borrower, dated as of the Amendment No. 3 Effective Date, certifying as to the matters addressed in clauses (j), (k) and (l) above, in form and substance reasonably satisfactory to the Agent.

For the avoidance of the doubt, if the Amendment No. 3 Effective Date has not occurred prior to the date specified in the first sentence of this Section 3, this Amendment (including any provisions relating to the Amendment No. 3 Incremental Term Loan) shall be of no further force or effect and the Credit Agreement shall not include any of the amendments set forth herein.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) As of the date hereof and after giving effect to the terms of this Amendment and the incurrence of the Amendment No. 3 Incremental Term Loan, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Specified Representations and the Acquisition Agreement Representations are true and correct as of the date hereof.

5. Use of Proceeds. The Borrower hereby covenants to use the proceeds of the Amendment No. 3 Incremental Term Loan to (a) fund the Aeroflex Acquisition and (b) fund certain fees and expenses associated with the Aeroflex Acquisition.

6. Post-Closing Obligations.

(a) Within 60 days of the Amendment No. 3 Effective Date (or such longer period as the Agent may approve in its sole discretion), the Loan Parties shall deliver or cause to be delivered the following with respect to each property that constitutes Real Property Collateral (each a “Mortgaged Property”), in each case in form and substance reasonably acceptable to the Agent:

(i) fully executed and notarized amendment to each Mortgage (the “Mortgage Amendments”), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Mortgaged Property;

(ii) an opinion of counsel (which counsel shall be satisfactory to the Agent) in each state in which a Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgage Amendments to be recorded in such state and such other matters as the Agent may request;

(iii) (A) an endorsement to Agent’s existing Title Policy or, if required by the relevant title company, a new Title Policy with respect to each Mortgaged Property, in each case, in amounts not less than the fair market value of each Mortgaged Property, together with a title report issued by a title company with respect thereto, dated not more than thirty days prior to the Closing Date and copies of all recorded documents listed as exceptions to title or otherwise referred to therein and insuring that the Agent continues to have a first-priority mortgage lien on each Mortgaged Property and, in the case of any new Title Policy, together with such endorsements as the Agent shall require, and (B) evidence satisfactory to Agent that such Loan Party has paid to the title company or to the appropriate Governmental Authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of such endorsement to each Title Policy (or new Title Policy, as applicable) and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage Amendments for each Mortgaged Property in the appropriate real estate records;

(iv) such affidavits and certificates as shall be required to induce the title company to issue the endorsement contemplated in clause (iii) above;

(v) evidence of flood insurance, in the event any Mortgaged Property or portion thereof is located in a special flood hazard area as determined by the “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determinations; and

(vi) a “Life of Loan” Federal Emergency Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with notice about special flood hazard area status and flood disaster assistance, duly executed by the Borrower or the applicable Loan Party).

(b) Notwithstanding any other time period specified in the Credit Agreement or any other Loan Document, within 60 days of the Amendment No. 3 Effective Date (or such longer period as the Agent may approve in its sole discretion), the Loan Parties shall deliver or cause to be delivered items consistent with those listed in paragraph 6 of Schedule 5.17 of the Credit Agreement in respect of any owned real property acquired in connection with the Aeroflex Acquisition.

7. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith (provided that for the avoidance of doubt, Section 3.1 of the Credit Agreement shall not be applicable with respect to the Amendment No. 3 Incremental Term Loan).

(d) Each of this Amendment and the Consent and Reaffirmation attached as Exhibit A hereto shall constitute Loan Documents.

8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

API Technologies Corp., as the Borrower

By:	/s/ Robert E. Tavares
Name:	Robert E. Tavares
Title:	President and Chief Executive Officer

Guggenheim Corporate Funding, LLC, individually as the Agent

By:	/s/ Benjamin Goodman
Name:	Benjamin Goodman
Title:	Attorney-in-Fact

5180 CLO LP, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

CLC LEVERAGED LOAN TRUST, as a Lender
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

DAVINCI REINSURANCE LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

EQUITRUST LIFE INSURANCE COMPANY, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM LIFE AND ANNUITY COMPANY, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM LOAN MASTER FUND, LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV, a sub fund of Guggenheim Qualifying Investor Fund, plc, as a Lender
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sinead Gray
Name:	Sinead Gray
Title:	Manager, For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Signature Page to Amendment No. 3

GUGGENHEIM PRIVATE DEBT FUND NOTE ISSUER, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT MASTER FUND, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND, a sub fund of Guggenheim Qualifying Investor Fund, plc, as a Lender
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sinead Gray
Name:	Sinead Gray
Title:	Manager, For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

GUGGENHEIM U.S. LOAN FUND II, a sub fund of Guggenheim Qualifying Investor Fund, plc, as a Lender
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sinead Gray
Name:	Sinead Gray
Title:	Manager, For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

Signature Page to Amendment No. 3

GUGGENHEIM U.S. LOAN FUND III, a sub fund of Guggenheim Qualifying Investor Fund, plc, as a Lender
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sinead Gray
Name:	Sinead Gray
Title:	Manager, For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

GUGGENHEIM CREDIT ALLOCATION FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM FUNDS TRUST – GUGGENHEIM HIGH YIELD FUND, as a Lender
By: Security Investors, LLC as Investment Advisor

By:	/s/ Amy Lee
Name:	Amy Lee
Title:	Senior Vice President and Secretary

GUGGENHEIM FUNDS TRUST – GUGGENHEIM MACRO OPPORTUNITIES FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

GUGGENHEIM GLOBAL BANK LOANS FUND, a sub fund of Guggenheim Qualifying Investor Fund PLC, as a Lender
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sinead Gray
Name:	Sinead Gray
Title:	Manager, For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

GUGGENHEIM HIGH-YIELD FUND, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO, as a Lender
GUGGENHEIM HIGH-YIELD PLUS MASTER FUND SPC, on behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

INDIANA UNIVERSITY HEALTH, INC., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

MAVERICK ENTERPRISES, INC., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

MERCER FIELD CLO LP, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

NZC GUGGENHEIM MASTER FUND LIMITED, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

NZCG FUNDING LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

RENAISSANCE REINSURANCE LTD., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

SECURITY BENEFIT LIFE INSURANCE COMPANY., as a Lender
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

STITCHING PGGM DEPOSITARY, acting in its capacity as depositary of PGGM High Yield Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

VERGER CAPITAL FUND LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

WILSHIRE INSTITUTIONAL MASTER FUND SPC – GUGGENHEIM ALPHA SEGREGATED PORTFOLIO, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

ZILUX SENIOR LOAN FUND, as a Lender
By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

Angel Island Capital SPV, Ltd, as a Lender

By:	/s/ Rob Stobo
Name:	Rob Stobo
Title:	Portfolio Manager

SPECIAL VALUE CONTINUATION PARTNERS, LP

TENNENBAUM SENIOR LOAN SPV, LLC

TENNENBAUM SENOR LOAN FUND II, LP

TENNENBAUM SENIOR LOAN FUNDING III, LLC

TENNENBAUM SENIOR LOAN SPV IV-A, LLC

TENNENBAUM SENOR LOAN FUND IV-B, LP

On behalf of each of the above entities:

By: TENNENBAUM CAPITAL PARTNERS, LLC Its: Investment Manager

By:	/s/ Phillip Tseng
Name:	Phillip Tseng
Title:	Managing Partner

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as an Amendment No. 3 Incremental Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as an Amendment No. 3 Incremental Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

GUGGENHEIM LIFE AND ANNUITY COMPANY COMPANY, as an Amendment No. 3 Incremental Lender
By: Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT FUND NOTE ISSUER, LLC, as an Amendment No. 3 Incremental Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ William R. Hagner
Name:	William R. Hagner
Title:	Attorney-in-Fact

Signature Page to Amendment No. 3

EXHIBIT A

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement, dated as of February 6, 2013, by and among the API Technologies Corp., a Delaware corporation (the “Borrower”), the Lenders party thereto and Guggenheim Corporate Funding, LLC, as Agent for each member of the Lender Group (in such capacity, together with its successors and assigns, the “Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 3 is dated as of June 8, 2015 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[Signature Pages Follow]

API TECHNOLOGIES CORP.,
a Delaware corporation

By:
Name:
Title:

CMT FILTERS, INC., a Delaware corporation

By:
Name:
Title:

SENDEC CORP., a New York corporation

By:
Name:
Title:

API SYSTEMS, INC., a Delaware corporation

By:
Name:
Title:

API CRYPTEK INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

API DEFENSE, INC.,
a Delaware corporation

By:
Name:
Title:

SPECTRUM CONTROL TECHNOLOGY, INC., a Delaware corporation

By:
Name:
Title:

SPECTRUM FSY MICROWAVE, INC., a Maryland corporation

By:
Name:
Title:

SPECTRUM SEI MICROWAVE, INC., a Delaware corporation

By:
Name:
Title:

SPECTRUM MICROWAVE, INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

SPECTRUM CONTROL, INC.,
a Pennsylvania corporation

By:
Name:
Title:

SPECTRUM CONTROL, INC., a Delaware corporation

By:
Name:
Title:

SPECTRUM ENGINEERING INTERNATIONAL, INC., a Delaware corporation

By:
Name:
Title:

API NANOFABRICATION AND RESEARCH CORPORATION, a Delaware corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

API DEFENSE USA, INC.,
a Delaware corporation

By:
Name:
Title:

NATIONAL HYBRID, INC., a New York corporation

By:
Name:
Title:

API NANOTRONICS HOLDINGS CORP., an Ontario corporation

By:
Name:
Title:

API NANOTRONICS SUB, INC., an Ontario corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

API ELECTRONICS GROUP CORP.,
an Ontario corporation

By:
Name:
Title:

EMCON2007 HOLDCO INC., a Canadian corporation

By:
Name:
Title:

EMCON EMANATION CONTROL LTD., a Canadian corporation

By:
Name:
Title:

FILTRAN LIMITED, an Ontario corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

API PASSIVE COMPONENTS INC.,
a Delaware corporation

By:
Name:
Title:

EMCON USA, INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Consent and Reaffirmation

Schedule I

Amendment No. 3 Incremental Term Loan Commitments

Account Name	Amendment No. 3 Incremental Lender	Amount
MIDLAND	Midland National Life Insurance Company	$3,000,000
MID-ANN	Midland National Life Insurance Company	$24,000,000
NACOLAH	North American Company for Life and Health Insurance	$1,800,000
NAC-ANN	North American Company for Life and Health Insurance	$12,000,000
BOLI-GEN	Midland National Life Insurance Company	$3,000,000
GLAC-2M	Guggenheim Life and Annuity Company	$1,200,000
PDFNI	Guggenheim Private Debt Fund Note Issuer, LLC	$40,000,000

	Total	$85,000,000